UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2010 (April 9, 2010)

ADVANCED VOICE RECOGNITION SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52390	98-0511932
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7659 E. Wood Drive, Scottsdale, Arizona 85260

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (480) 704-4183

__________N/A__________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 9, 2010, Advanced Voice Recognition Systems, Inc., a Nevada corporation (“AVRS”, “we” or “us”), entered into a Third Allonge to Promissory Note with Walter Geldenhuys, who is our President, Chief Executive Officer and Chief Financial Officer, and who serves as a member of our Board of Directors.  The Third Allonge to the Promissory Note is effective as of April 9, 2010 and modifies the Promissory Note made by us to Mr. Geldenhuys in the principal amount of $225,544 to extend the maturity date of the Promissory Note until April 15, 2011.  A copy of the Third Allonge to Promissory Note is furnished herewith as Exhibit 10.1.

On April 9, 2010, we also entered into an Allonge to Promissory Note with Mr. Geldenhuys.   The Allonge to the Promissory Note is effective as of April 9, 2010 and modifies the promissory note made by us to Mr. Geldenhuys in the principal amount of $80,000 to extend the maturity date of the Promissory Note until April 15, 2011.  A copy of the Allonge to Promissory Note is furnished herewith as Exhibit 10.2.

Item 7.01  Regulation FD Disclosure.

On April 12, 2010, the Company issued a press release entitled “ Advanced Voice Recognition Systems, Inc. Retains Michael McCabe of Oblon Spivak McClelland, Maier, & Neustadt, LLP of Alexandria, VA ”.  A copy of the press release is furnished herewith as Exhibit 99.1.

All of the information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed”  for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.                  Descriptions

10.1                 Third Allonge to Promissory Note in the principal amount of $225,544

10.2                 Allonge to Promissory Note in the principal amount of $80,000

99.1                             Press Release dated April 12, 2010

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED VOICE RECOGNITION SYSTEMS, INC.

Dated: April 12, 2010	By:	/s/ Walter Geldenhuys
Name: Walter Geldenhuys
Title: President, Chief Executive Officer & Chief Financial Officer

 Exhibit Index

Exhibit No.                  Document

10.1                 Third Allonge to Promissory Note in the principal amount of $225,544

10.2                 Allonge to Promissory Note in the principal amount of $80,000

99.1                  Press Release dated April 12, 2010